UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2021

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	47-4626057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Davis Street, Suite 600

Evanston, IL 60201

(Address of principal executive offices, including zip code)

(847) 871-0377

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2021, Aptinyx Inc. (the “Company”) entered into a loan and security agreement (the “K2HV Loan Agreement”) with K2 HealthVentures LLC (“K2HV”). The K2HV Loan Agreement provides up to $50.0 million principal in term loans, $15.0 million of which was funded at the time the Company entered into the agreement (the “Funding Date”). The borrowings under the K2HV Loan Agreement have an interest rate equal to the greater of 7.95% or the prime rate then in effect plus 4.70%.

The repayment schedule provides for principal and interest payments for forty-eight months, beginning in October 2021, pursuant to the terms of the K2HV Loan Agreement. The term loan facility matures on September 15, 2025. K2HV has the right to convert up to a total of $4.0 million of the principal amount of the loans into shares of the Company’s common stock, par value $0.01 per share, at the lesser of $4.25 and the price per share of the common stock in our next equity offering in which we receive at least $20.0 million of gross proceeds. In connection with entering into the K2HV Loan Agreement, the Company also issued to K2HV a warrant (the “Warrant”) to purchase a number of shares equal to the quotient of 2.25% of the aggregate term loan amount divided by $2.2866.

The borrowings under the K2HV Loan Agreement are secured by a lien on all of our assets, other than certain intellectual property assets. The K2HV Loan Agreement contains customary representations, warranties and covenants by us, including negative covenants restricting our activities, such as disposing of our business or certain assets, incurring additional debt or liens or making payments on other debt, making certain investments and declaring dividends, acquiring or merging with another entity, engaging in transactions with affiliates or encumbering intellectual property, among others. The obligations under the K2HV Loan Agreement are subject to acceleration upon occurrence of specified events of default, including a material adverse change in our business, operations or financial or other condition.

The K2HV Loan Agreement and the Warrant are filed as exhibits to this Current Report on Form 8-K, and the above descriptions of the K2HV Loan Agreement and Warrant are qualified in their entirety by reference to such exhibits.

On September 16, 2021, the Company entered into a Sales Agreement (the “2021 Sales Agreement”) with Cowen and Company, LLC (the “Agent”), pursuant to which the Company may sell, from time to time, at its option, up to an aggregate of $50,000,000 of shares of the Company’s common stock, $0.01 par value per share (the “Shares”), to or through the Agent, as the Company’s sales agent (the “ATM Offering”).

Any Shares to be offered and sold under the 2021 Sales Agreement will be issued and sold (i) by methods deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, and (ii) pursuant to a registration statement on Form S-3 (File No. 333-232488) filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 1, 2019, as declared effective on July 8, 2019 (the “Registration Statement”) for an offering of up to $200,000,000 of various securities, including shares of the Company’s common stock, preferred stock, debt securities, warrants and/or units for sale to the public in one or more public offerings. On September 16, 2021, the Company filed a prospectus supplement with the SEC in connection with the offer and sale of the Shares pursuant to the 2021 Sales Agreement. The legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Shares pursuant to the ATM Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Subject to the terms of the 2021 Sales Agreement, the Agent will use reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurances that it will issue any Shares pursuant to the 2021 Sales Agreement. The Company will pay the Agent a commission of 3.0% of the gross proceeds from the sale of the Shares, if any. The Company has also agreed to provide the Agent with customary indemnification rights.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the 2021 Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Sales Agreement, which is attached hereto as Exhibit 1.2 and is incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the K2HV Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Loan and Security Agreement, by and between Aptinyx Inc. and K2 HealthVentures LLC, dated September 15, 2021
1.2	Sales Agreement, by and among Aptinyx Inc. and Cowen and Company, LLC, dated September 16, 2021
4.1	Warrant to Purchase Shares of Common Stock by and between Aptinyx Inc. and K2 HealthVentures LLC, dated September 15, 2021.
5.1	Legal Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTINYX INC.

Date: September 16, 2021	By:	/s/ Ashish Khanna

Ashish Khanna Chief Financial Officer and Chief Business Officer